Subsequent Events	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 24:- SUBSEQUENT EVENTS

a)	On January 1, 2019 Matrix's board of directors approved, following the approval by Matrix compensation committee, the grant of 1,440,000 options which are exercisable into up to 1,440,000 ordinary shares of Matrix of NIS 1 par value each to 20 senior officers of Matrix or of corporations controlled by it. The exercise price of the options was NIS 41.70 at the date of their grant, and it is subject to adjustments, including upon the distribution of dividends. Half of the options will vest on January 1, 2021, quarter of the options will vest on January 1, 2022, and the rest vested on January 1, 2023. When the actual exercise will take place, shares will be allotted in the net exercise mechanism. Matrix will not get paid in cash.

b)	On February 6, 2019 Matrix concluded the acquisition of 80% of the share capital of Dana Engineering Ltd., an Israeli based company providing project management services in the field of national infrastructure in Israel, for total cash consideration of NIS 52,000 (approximately $14,370). Matrix and the seller hold mutual options to purchase and sell (respectively) the remaining 20% interest in Dana Engineering which may be exercised following the second year anniversary of the acquisition.

c)	In March, 2019 Matrix concluded the acquisition of 100% of the share capital of MedaTech Ltd., an Israeli company and the leading business partner of Priority ERP with over 1,000 customers in a variety of verticals, for cash consideration of approximately NIS 85,000 approximately $23,600.

d)	In March 2019 Magic concluded the acquisition of 100% of the share capital of Powwow Inc. a US based company and the creator of SmartUX™, a leading Low-Code development platform for mobilizing and modernizing enterprise apps which allow enterprises to rapidly transform any Windows or web application, workflow or data source into a full responsive and secure app that runs anywhere and on any device, with no disruption to the business.

e)	On March 26, 2019, the remaining outstanding Series B Convertible Debentures of the Company matured, and the Company repaid the holders of those debentures the entire remaining outstanding principal amount of NIS 44.5 million ($11.4 million), together with interest of $1.1 million, due under the debentures. That remaining principal amount had been reduced previously due to conversions of Series B Convertible Debentures that were effected during 2018 and 2019. Upon the Company's final repayment, all outstanding Series B Convertible Debentures were retired, and no such debentures are outstanding as of the date of this financial statements (see note 15(ii)).

f)	On March 31, 2019, Formula consummated a public offering in Israel of a new series of secured debentures - Series C Secured Debentures— in an aggregate NIS 300,000 par value amount, at a price of NIS 1,000 for each unit of NIS 1,000 principal amount. The aggregate gross proceeds from the public offering totaled NIS 298,500 (approximately $82,186). The Series C Secured Debentures are secured by liens on the shares of Formula's subsidiaries, and are listed for trading only on the TASE (6,031,761 shares of Matrix; 2,411,474 shares of Magic and 2,957,590 shares of Sapiens). Each Series C Debenture unit bears interest at a fixed annual rate equal to 2.29%, which interest will be paid out on a semi-annual basis. The principal amount of the Series C Debentures will be payable by Formula in seven annual installments from December 1, 2020 through December 1, 2026, the first five of which will each constitute 11% of the principal, and the final two of which will each constitute 22.5% of the principal.